UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 7, 2016


AS-IP TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware                                        000-27881           522101695
(State or other jurisdiction of      (Commission file   (IRS Employer
incorporation or organization)          number)          Identification No.)

24 Collins Street, Level 7
Melbourne, Victoria, Australia                                         3000
(Address of principal executive offic                             (Zip Code)

+1 424-888-2122
Registrants telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2016, AS-IP Tech, Inc. (ASIP) entered into an agreement with Jetfly Aviation SA of Luxemburg (Jetfly) for the supply of its Chiimp4 system and services to be installed on 10 of Jetflys Pilatus PC12NG aircraft. The agreement is for period of 5 years and includes an option for another 10 installations. With the Chiimp4 system, Jetfly passengers and pilots will be able to send and receive SMS text messages and text emails, in flight.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AS-IP TECH, INC.
(Registrant)

By: /s/ PHILIP SHIELS
Philip Shiels
Chief Financial Officer
Date: March 7, 2016